                                                                  Exhibit 10.1.8

                                  BAKER CENTER
                            SECOND AMENDMENT OF LEASE

DATE:        October 15, 1998

BETWEEN:     ST. PAUL PROPERTIES, INC.
             435 Peavey Building
             730 Second Avenue South
             Minneapolis, MN 55402                            ("Landlord")

AND:         ADVANCED TELECOMMUNICATIONS, INC.
             successor in interest to: One Call Telecom, Inc.
             730 Second Avenue South
             Suite 1200
             Minneapolis, MN 55402                            ("Tenant")

IN RESPECT OF PREMISES IN: Baker Building, Minneapolis, Minnesota

LANDLORD AND TENANT hereby agree as follows:

1.    In this Second Amendment of Lease:

      (a)   "Building" means Baker Building located in the city of Minneapolis.

      (b) "Premises" means 3,555 square feet of space in the Building, as set out in the Lease.

      (c) "Additional Premises" means 2,042 square feet in the Buildings as set out in the Amendment Of Lease dated May 15,1997.

      (d) "Lease" means the lease between Landlord and Tenant dated July, 1996, as amended by Amendment of Lease, dated May 15, 1997, covering the Premises and Additional Premises and assigned under the Assignment of Lease dated August 18, 1998.

      (e)   "Second Amendment Date" means the 15th day of October, 1998.

2. Effective on the Second Amendment Date, Article 3.01 of the Lease as amended by the Amendment of Lease dated May 15, 1997 is deleted, and the following is substituted therefor:

      3.01 Term Notwithstanding Article 3.02 and 3.03, the Term of this Lease shall be eight (8) years, three (3) months and ten (10) days beginning on the twenty second day of the month of July 1996 and ending on the last day of the month of October, 2004, unless terminated earlier as provided in this lease.

3. Effective on the Second Amendment Date, Article 4.01 of the Lease as amended by the Amendment of Lease dated May 15,1997 is deleted and the following substituted therefore:

      4.01 Annual Rent Tenant shall pay to Landlord as Annual Rent for the Premises the annual sum of thirty-one thousand nine hundred ninety-five and 00/100 dollars ($31,995.00) in respect of the period July 22,1996 through June 30,1997, thirty-seven thousand three hundred twenty-seven, 50/100 dollars ($37,327.50) in respect of the period July 1, 1997 through October 31, 1998, and forty-nine thousand seven hundred seventy 00/100 dollars ($49,770.00) in respect of the period November 1, 1998 through October 31, 2004, payable in advance and without notice in monthly installments (each equal to one-twelfth of the Annual Rent) on the Commencement Date and on the first day of each month thereafter during the Term.

4. Effective on the Second Amendment Date, Article 27.03 of the Lease as set forth in the Amendment of Lease, dated May 15,1997 is deleted and the following is substituted thereby:

      27.03 Rent Tenant shall pay to Landlord as Annual Rent for the Additional Premises, the annual sum of twenty-one thousand four hundred forty-one 00/100 dollars ($21,441.00) with respect to the period July 1, 1997 through October 31, 1998 and twenty-eight thousand five hundred eighty-eight 00/100 dollars ($28,588.00) with respect to the period November 1,1998 through October 31,2004. Rent shall be paid in equal monthly payments at the time and in the same manner as Annual Rent payments are to be made pursuant to the Lease.

5. Effective on the Amendment Date, Article 29 of the Lease as set forth in the Amendment of Lease, dated May 15, 1997 is deleted without substitution.

6. Effective on the Second Amendment Date, the following is added as Article 32.00:

      ARTICLE 32.00 Second Additional Premises

      32.01 "Second Additional Promises" means the area on the twelfth floor of the Building as indicated on Exhibit 1 attached hereto, hereby deemed to contain 1,461 square feet plus, for the calculation of Rent only, an additional 219 square feet of unallocated space in the Building.

      32.02 Term The Term on the Second Additional Premises shall commence on the "Second Additional Premises Commencement Date" which shall be November 1, 1998, subject to the substantial completion of Tenant Improvements set forth in Article 33.00 of this Second Amendment of Lease and terminate on the same day of the Premises.

      32.03 Rent Tenant shall pay to Landlord as Annual Rent for the Second Additional Premises, the annual sum of twenty-one thousand eight hundred forty 00/100 dollars

      ($21,840.00). Rent shall be paid in equal monthly payments at the time and in the same manner as Annual Rent payments are to be made pursuant to the Lease.

      32.04 Occupancy Costs Tenant shall pay, as additional rent, Occupancy Costs in respect of the Second Additional Premises at the time and in the same manner as payment of Occupancy Costs are to be made pursuant to the Lease.

7. Effective on the Second Amendment Date, the following is added as Article 33.00:

      ARTICLE 33.00 Landlord's Work

      33.00 Landlord shall, using Building Standard materials and finishes, construct Tenant Improvements to the Premises, Additional Premises and Second Additional Premises ("the Space") in accordance with the "Plan" which is attached hereto as Exhibit 2. All other work necessary for occupancy of the Space by Tenant will be Tenant's responsibility at Tenants cost

Except as specifically provided herein, the terms and conditions of this Lease are confirmed and continued in full force and effect.

This Second Amendment of Lease shall be binding on the heirs, administrators, successors and assigns (as the case may be) of the parties hereto.

IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:                                   TENANT:

ST. PAUL PROPERTIES, INC.                   ADVANCED TELECOMMUNICATIONS, INC.


By: /s/ R. William Inserra                   By:   /s/  Michael A. Donahue
   --------------------------------             --------------------------------
   R. William Inserra
   Vice President Asset Management          Its: Treasurer
                                                --------------------------------

   10-19-98                                       Michael A. Donahue
-----------------------------------         ------------------------------------
Date Executed                               Please Print Name

                                               10/9/98
                                            ------------------------------------
                                            Date Executed:

                                            ------------------------------------
                                            Witness to the signature of Tenant
                                            if not incorporated.

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                                                                       EXHIBIT 1
                               [GRAPHIC OMITTED]

EXHIBIT 2

                               [GRAPHIC OMITTED]

                                  BAKER CENTER
                               AMENDMENT OF LEASE

DATE:              October 5, 1998

BETWEEN:           ST. PAUL PROPERTIES, INC.
                   435 Peavey Building
                   730 Second Avenue South
                   Minneapolis, MN 55402                ("Landlord")

AND:               Advanced Telecommunications, Inc.
                   730 Second Avenue South
                   Suite 1200
                   Minneapolis, MN 55402                ("Tenant")

IN RESPECT OF PREMISES IN: Peavey Building - Minneapolis, Minnesota

LANDLORD AND TENANT hereby agree as follows:

1.    In this Amendment of Lease:

      (a)   "Building" means Peavey Building located in the city of Minneapolis.

      (b) "Premises" means 9,528 square bet of space in the Building, as set out in the Lease.

      (c) "Lease" means the lease between Landlord and Tenant dated September 15, 1997, covering the Premises.

      (d)   "Amendment Date" mean the 15th day of October, 1998.

2. Effective on the Amendment Date, Article 3.01 of the Lease is deleted, and the following is substituted therefore:

      3.01 Term Notwithstanding Articles 3.02 and 3.03, the term of this Lease shall be seven (7) years, beginning on the first day of the month of November, 1997 and ending on the last day of the month of October, 2004, unless terminated earlier as provided in this Lease.

3. Effective on the Amendment Date, Article 4.01 is deleted and the following substituted therefore:

      4.01 Annual Rent Tenant shall pay to Landlord as Annual Rent for the Premises the annual sum of ninety five thousand two hundred eighty and 00/100 dollars


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

            ($95,280.00) in respect of the period November 1, 1997 through October 31, 1999, one hundred nine thousand five hundred seventy-two and 00/100 dollars ($109,572.00) in respect of the period November 1, 1999 through October 31, 2000, and one hundred twenty-three thousand eight hundred sixty-four and 00/100 dollars ($123,864.00) in respect of the period November 1, 2000 through October 31, 2004, payable in advance and without notice in monthly installments (each equal to one-twelfth of the Annual Rent) on the Commencement Date and on the First of each calendar month thereafter during the term.

Except as specifically provided herein, the terms and conditions of this Lease are confirmed and continued in fun force and effect.

This Amendment of Lease shall be binding on the heirs, administrators, successors and assigns (as the case may be) of the parties hereto.

IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed It as of the date set out on page one.

LANDLORD:                                   TENANT:

ST. PAUL PROPERTIES, INC.                   ADVANCED TELECOMMUNICATIONS, INC.


By: /s/ William Inserra                     By:   /s/  Michael A. Donahue
   --------------------------------             --------------------------------
   R. William Inserra
   Vice President Asset Management          Its: Treasurer
                                                --------------------------------

   10-19-98                                       Michael A. Donahue
-----------------------------------             --------------------------------
Date Executed                                   Please Print Name

                                                  10-19-98
                                                --------------------------------
                                                Date Executed

                                                --------------------------------
                                                Witness to the signature of
                                                Tenant if not incorporated

                         MADISONMARQUETTERealtyServices







                         September 30, 1997

                         HAND DELIVERED
                         --------------

                         Mr. Mike Donahue
                         Advanced Telecommunications, Inc.
                         410 Peavey Building
                         730 Second Avenue South
410 Peavey Building      Minneapolis, MN 55402
730 Second Avenue South
Minneapolis, Minnesota   RE: Lease of Office Space
55402-2450
                         Dear Mike:
Tel: 612/344-1570
Fax: 612/344-1574        Enclosed please find one fully executed copy of the
                         Lease of Office Space between Advanced
                         Telecommunications, Inc. and St. Paul Properties, Inc.
                         for your new space on twelfth floor Peavey Building.

                         It has been a pleasure working with you on your relocation. Please do not hesitate to call me if I can be of further assistance to you.

                         Sincerely,

                         MADISON MARQUETTE REALTY SERVICES, L.P.
                         As Managing Agent For St. Paul Properties, Inc.


                         /s/ Charles F. Howard
                         --------------------------------
                         Charles F. Howard
                         Vice President
                         Office & Industrial Properties Division

                         /ljw
                         enclosure